                                                                   EXHIBIT 10.AA


                            AGREEMENT TO RESTATE THE
                         BALANCE OF CERTAIN COMPENSATION


THIS AGREEMENT, dated as of ________________, 200___, is made by and between _______________________ (the "Executive") and El Paso Corporation (the "Company").

                              W I T N E S S E T H:

WHEREAS, the Executive has been and continues to be a valued key executive of the Company; and

WHEREAS, the Company intends to loan an amount to a trust created by the Executive (the "Trust"); and

WHEREAS, the Executive agrees to restate the balance of certain compensation payable to the Executive under the Company's [Deferred Compensation Plan] [Supplemental Benefits Plan] as is set forth in paragraph 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows, intending to be legally bound, effective as of __________________, 200___.

1. The Company agrees to provide a loan to the Trust. The terms of the loan shall be documented by a Promissory Note (the "Note") to be executed by the Trust.

2. In consideration for the Company's promise to make the loan, [the Executive's account balance in the Company's Deferred Compensation Plan shall be reduced [to zero] [by $____________]] [and the Executive's interest in the Company's Supplemental Benefits Plan shall be reduced [to zero] [by $_____________]],effective as of the date of such loan, but shall not affect the Executive's right to continue to accrue benefits under said plan(s).

3. If the Executive recognizes any taxable income as a result of entering into this Agreement, and if such recognition would generally result in an income tax deduction for the Company, then the Company shall make a payment to the Executive (or to the Executive's estate, if the Executive has died) equal to the amount determined by dividing forty percent (40%) of the taxable income by sixty percent (60%).

4. The Executive agrees that (i) the Company has not advised the Executive as to any financial or tax risks associated with this Agreement or the Note to be entered into pursuant to this Agreement; (ii) the Executive has relied solely on his personal advisors in deciding to enter into this Agreement and the related transactions; and, (iii) the Executive (as his successors, heirs and assigns) assume responsibility for any tax or financial risks incurred by the Executive (or his successors, heirs and assigns) resulting from the transaction.

IN WITNESS WHEREOF, the parties hereby execute this Agreement, intending to be legally bound as of the effective date set forth above.

EXECUTIVE:                                  COMPANY:

                                            El Paso Corporation


                                            By:
------------------------------------          ----------------------------------
Printed Name:                               Printed Name:
             -----------------------                    ------------------------


------------------------------------        ------------------------------------
Date                                        Date

                           BENEFIT PLAN(s) FROM WHICH
              AGREEMENT TO RESTATE BALANCE OF CERTAIN COMPENSATION
                       REDUCED AMOUNTS AND AMOUNTS REDUCED


                             PLAN(s) FROM WHICH
                                 RESTATEMENT                     AMOUNTS
                              REDUCED AMOUNTS                    REDUCED
NAME OF PARTICIPANT                (1)                             ($)
-------------------          ------------------                  -------
H. Brent Austin           Supplemental Benefits Plan            $  600,000

Greg G. Jenkins           Deferred Compensation Plan            $  400,000
                          Supplemental Benefits Plan            $  100,000

Joel Richards III         Supplemental Benefits Plan            $1,000,000

Britton White Jr.         Supplemental Benefits Plan            $1,000,000

William A. Wise           Supplemental Benefits Plan            $5,000,000


(1) Supplemental Benefits Plan means the El Paso Corporation Supplemental Benefits Plan amended and restated effective as of December 7, 2001, and Deferred Compensation Plan means the El Paso Corporation Deferred Compensation Plan amended and restated effective as of December 3, 1998, as amended.

                                 PROMISSORY NOTE

  $________.00            HOUSTON, HARRIS COUNTY, TEXAS     ______________, 2001


                 FOR VALUE RECEIVED, the undersigned, [Name of Trust] ("Maker" or "Trust") having a mailing address of ____________________, Houston, Texas __________, promises to pay to the order of EL PASO CORPORATION, a Delaware corporation (together with its successors and assigns, "Holder"), at its address, 1001 Louisiana Street, Houston, Texas 77002, or at such other place as Holder of this Note may direct, at maturity (as provided below) the principal sum of _____________________________________________
  ________________ AND NO/100 DOLLARS ($___________.00), together with interest on said principal remaining unpaid hereunder and from time to time advanced and outstanding hereunder until paid, at the rate per annum as is set forth on Schedule A attached hereto.

                 Principal and interest on this Note shall be payable as follows:

                 Interest on the unpaid principal balance of this Note shall accrue commencing on the Loan Date (as hereinafter defined and as set forth on Schedule A attached hereto) until such principal balance is paid in full, and shall be due and payable, together with the entire unpaid principal balance of this Note, at maturity, which shall be the ninetieth (90th) day following the death of the [Insured] [last survivor of the Insureds] listed on Schedule A attached hereto.

                 Interest charges will be calculated on amounts advanced hereunder on the actual number of days said amounts are outstanding on the basis of a 365/366 day year, as the case may be. It is the intention of Maker and Holder to conform strictly to all applicable usury laws. It is therefore agreed that (i) in the event that the maturity hereof is accelerated by reason of an election by Holder, or if same is prepaid prior to maturity, or if any transaction contemplated hereby would otherwise be usurious under applicable law, then, in that event, all unearned interest and any other amount that would be excessive interest under applicable law shall be cancelled automatically or, if theretofore paid, shall either be refunded to Maker or credited on the unpaid principal amount of this Note, whichever remedy is chosen by Holder, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with the transaction for which this Note is given shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum rate of interest (the "Highest Non-Usurious Rate") that Holder may charge Maker under applicable law, and
  (iii) if any excess interest is provided for, it shall be deemed a mistake and the same shall either be refunded to Maker or credited on the unpaid principal amount hereof and this Note shall be automatically deemed reformed so as to permit only the contracting for, charging, receiving or collection of the maximum legal non-usurious rate and amount of interest. All sums paid or agreed to be paid to the Holder of this Note for the use, forbearance or detention of the indebtedness evidenced

                                                                ----------------
                                                                Maker's Initials
  hereby, to the full extent allowed by applicable law, shall be amortized, prorated, allocated and spread through the full term of the indebtedness evidenced by this Note.

                 Maker agrees that the entire principal sum advanced hereunder shall be used to pay a premium on the life insurance policy (the "Policy") described in Schedule A attached hereto, and that no part of the principal sum shall be used for any other purpose. The "Loan Date" shall be the date on which the Holder advances the principal sum of this Note to Maker, or if Maker instructs Holder to pay such principal sum directly to the insurer issuing the Policy, the date on which Holder pays the amount to the insurer.

                 Maker agrees to take all reasonable steps to ensure payment of the Policy death benefit promptly following the [death of the Insured] [death of the last survivor of the Insureds], and further agrees to refrain from making any distributions attributable to the receipt of Policy death benefits to Trust beneficiaries or other parties until Maker has received written notification from Holder (such notification not to be unreasonably withheld) that the full amount due Holder under this Note has been received.

                 All payments hereon shall be made in lawful money of the United States of America to the order of the Holder at the address set forth above or at such other place as Holder may designate in writing to Maker from time to time. This Note may be prepaid by Maker in whole or in part at any time without penalty or notice. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a day on which commercial banks in Texas are authorized or required by law to close (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereunder.

                 Maker agrees that the Policy shall be owned solely by Maker, that the Trust shall be designated as beneficiary to receive the Policy death benefit or any benefit paid at policy maturity, and that no other person or entity will have any interest in the Policy, except as otherwise provided herein. Also, Maker shall not surrender the Policy, in whole or in part, withdraw cash value from or borrow from the Policy), or otherwise pledge or encumber the Policy, except as expressly permitted by the terms of this Note. Maker further agrees that an event of default under this Note shall be deemed to occur upon the occurrence of any of the following events:

(1) Maker fails to pay the Policy premium within the time allowed by the terms of this Note (including any extensions permitted hereunder).

(2) Maker attempts to transfer all or any part of its interest in the Policy to any party, except that a transfer of Policy rights to a successor trustee under the terms of the Trust shall not be deemed a transfer for the purpose of this sentence.

(3) Maker surrenders the Policy in whole or in part, or borrows from or withdraws cash value from the Policy or otherwise pledges or encumbers the Policy.

                                                                ----------------
                                                                Maker's Initials
                                  Page 2 of 5

(4) Maker reduces the face amount of the Policy without the consent of Holder, but only if the face amount reduction results in distribution of policy cash values.

                 The obligations created by this Note are obligations of Maker only, and no individual or entity who is a trustee of the Trust shall have any personal responsibility or liability with respect to this Note, except in such party's fiduciary capacity as a trustee. In addition, no beneficiary of the Trust, or creator of the Trust, shall have any personal responsibility or liability with respect to this Note, except to the extent of any Policy death benefits paid to any such beneficiary, in which case Holder may pursue available legal remedies to recover any such amount, if Holder has not received payment of the full amount due to Holder, for application to any amounts outstanding under this Note.

                 Maker, the creator of the Trust, and any trustee or beneficiary of the Trust shall not be responsible for paying any additional amounts as Policy premiums, even if it becomes necessary to do so to prevent the Policy from lapsing. However, any such party or Holder, in its sole discretion, may pay additional Policy premiums as it elects.

                 Holder may transfer or assign its rights under this Note to any individual or entity without the consent of Maker, and Holder shall give Maker notice of any such transfer or assignment; provided, however, that Holder shall not be liable to Maker for any failure to give any such notice, nor shall failure to do so impair the effectiveness of such assignment or transfer.

                 In the event of default in the payment of any installment of principal or interest when due hereunder, or upon the occurrence of any event of default under this Note or any document or instrument executed in connection with or as security for this Note, or upon failure in performance of any covenant, agreement, or obligation to be performed under this Note or any documents executed in connection with or as security for this Note, Holder may declare the entirety of this Note, outstanding principal and accrued and unpaid interest, immediately due and payable without any notice of any kind, including, without limitation, any notice of acceleration or of intent to accelerate, and failure to exercise said option shall not constitute a waiver on the part of Holder of the right to exercise the same at any other time.

                 No security taken for the payment of this Note shall affect the liability of any person liable for payment of this Note. Holder may require payment by Maker and any surety, endorser, or guarantor hereof without first resorting to any security for this Note, and no judgment taken against any such party shall terminate any lien, security interest or other interest of Holder in said security.

                 Maker consents to the release or discharge of any party liable hereon (including any of the undersigned) and to the release or impairment of any collateral for this Note by Holder.

                 All past due principal and interest on this Note shall bear interest from maturity of such principal or interest (in whatever manner same may be brought about) until paid at the

                                                                ----------------
                                                                Maker's Initials
                                  Page 3 of 5

  Highest Non-Usurious Rate. To the extent the Highest Non-Usurious Rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the "weekly ceiling" (as defined and described in the Texas Finance Code Section 303.003, as amended, as limited by the Texas Finance Code Section 303.009, as amended) at the applicable time in effect; provided, however, that to the fullest extent permitted by all applicable usury laws, the Holder shall have the right to change, from time to time, by further written notice and disclosure to the Maker, the ceiling upon which the Highest Non-Usurious Rate is based to the extent it is based thereon. In the event default is made in the payment of this Note in whatever manner its maturity may be brought about, and it is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy or other proceedings, Maker promises to pay all costs and reasonable attorneys' fees incurred by Holder as a result thereof.

                 Maker and every surety, endorser and guarantor of this Note waive, to the fullest extent permitted by law, grace, notice, demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intention to accelerate, notice of acceleration of the indebtedness due hereunder and all other notice, filing of suit and diligence in collecting this Note, and the enforcing of any of the security rights of Holder, and consent and agree that the time of payment hereof may be extended without notice at any time and from time to time, and for periods of time whether or not for a term or terms in excess of the original term hereof, without notice or consideration to, or consent from, any of them.

                 Any prepayment sums received by Holder shall be applied to the payments of any accrued and unpaid interest, with any excess applied to reduce the principal balance of this Note.

                 Time is of the essence with respect to all time periods set forth in this Note.

                 No modification or waiver of any of the provisions of this Note shall be effective unless in writing, signed by Holder, and only to the extent set forth therein; and no waiver shall be effective except in the specific instance for which given; and no failure Holder of this Note to exercise, and no delay in exercising, any right or remedy hereunder or under any other document, instrument or agreement shall constitute a waiver thereof on the part of Holder; nor shall any single or partial exercise of any right or remedy hereunder or under any other document, instrument or agreement preclude any other or further exercise thereof or the exercise of any other right or remedy.

                 Any notice, demand or request relating in any manner to this Note shall be in writing and shall be deemed effective (i) if mailed, three business days after being deposited in the mails, postage prepaid by certified mail, return receipt requested, or (ii) if delivered, upon delivery, in each such case to Maker or to Holder hereof at its address above stated, unless such address is changed by written notice hereunder.

                 This Note is made and delivered in the State of Texas, with reference to the laws of said state and it is understood and agreed that the legality, enforceability and construction hereof shall be governed by the laws of the State of Texas and the United States of America.


                                                                ----------------
                                                                Maker's Initials
                                  Page 4 of 5

                 The terms and provisions hereof shall be binding upon and inure to the benefit of Maker and the heirs, personal representatives, successors and assigns of Maker and Holder; provided, however, that Maker may not assign any of its rights or obligations hereunder without the prior written consent, in its sole discretion, of Holder.

                 EXECUTED EFFECTIVE the day and year first written above.

                                              "Maker":    [Name of Trust]
                                                     ---------------------------



                                              By:
                                                 -------------------------------
                                              Printed Name:_________, as Trustee



                                              ----------------------------------
                                              Date




                                                                ----------------
                                                                Maker's Initials
                                  Page 5 of 5

                                   SCHEDULE A




                  LOAN INTEREST RATE: _______% per annum, compounded semi-annually, subject to the usury savings provisions of this Note


                  LOAN DATE:


                  POLICY:

                           Insurer:

                           Policy Number:

                           Insured(s):

                                 PROMISSORY NOTE
                                  LOAN AMOUNTS


                                                                        AMOUNT          INTEREST
                                                                      OF LOAN(s)          RATE
NAME OF PARTICIPANT               NAME OF TRUST                         ($)(1)            (%)
-------------------               -------------                       ----------        --------
H. Brent Austin            Brent and Joanne Austin Family Trust       $1,080,000        4.99%

Greg G. Jenkins            Greg and Sheila Jenkins Family Trust       $  900,000        4.99%

Joel Richards III          Joel and Cathy Richards Family Trust       $1,800,000        4.99%

Britton White Jr.          White/Odenthal Family Trust                $1,800,000        4.99%

William A. Wise            Wise 2001 Family Trust                     $9,000,000        4.99%


(1) The amount reflected for Mr. Wise consists of two loans each in the amount of $4,500,000.